UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
Cambium Learning Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 400, Dallas, TX	75234-8923

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 932-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On May 11, 2010, Cambium Learning Group, Inc. (the “Company”) issued a press release and hosted a conference call announcing its financial results for the three months ended March 31, 2010. A copy of the press release is attached as Exhibit 99.1 hereto and a transcript of the conference call is attached as Exhibit 99.2 hereto.
On May 14, 2010, the Company issued a press release to provide an update to the March 31, 2010 financial results presented in the May 11, 2010 press release and conference call. A copy of the press release is attached as Exhibit 99.3 hereto.
These press releases attached hereto as Exhibit 99.1 and Exhibit 99.3 and the transcript attached hereto as Exhibit 99.2, insofar as they disclose historical information regarding the Company’s results of operations and or financial condition for the three months ended March 31, 2010, are being furnished to the Securities and Exchange Commission under Item 2.02 of Form
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 11, 2010
99.2	Transcript of Cambium Learning Group’s investor conference call held May 11, 2010
99.3	Press Release, dated May 14, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 14, 2010

CAMBIUM LEARNING GROUP, INC.
By:	/s/ Bradley C. Almond
Bradley C. Almond
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated May 11, 2010
99.2	Transcript of Cambium Learning Group’s investor conference call held May 11, 2010
99.3	Press Release, dated May 14, 2010